EXHIBIT 25






                          POWER OF ATTORNEY




          WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company"), will file in March of 1995 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, its annual report on Form 10-K, and

          WHEREAS, the undersigned is a Director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, P. D. Schrickel, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this document this 8th day of March, 1995.





                             /s/ A. Dean Arganbright (SEAL)
                                 --------------------
                                 Director

                                                           EXHIBIT 25






                          POWER OF ATTORNEY




          WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company"), will file in March of 1995 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, its annual report on Form 10-K, and

          WHEREAS, the undersigned is a Director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, P. D. Schrickel, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this document this 8th day of March, 1995.






                             /s/ Michael S. Ariens   (SEAL)
                                 --------------------
                                 Director

                                                           EXHIBIT 25






                          POWER OF ATTORNEY




          WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company"), will file in March of 1995 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, its annual report on Form 10-K, and

          WHEREAS, the undersigned is a Director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, P. D. Schrickel, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this document this 8th day of March, 1995.





                             /s/ R. A. Bemis         (SEAL)
                                 --------------------
                                 Director

                                                           EXHIBIT 25




                          POWER OF ATTORNEY




          WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company"), will file in March of 1995 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, its annual report on Form 10-K, and

          WHEREAS, the undersigned is a Director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, P. D. Schrickel, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this document this 8th day of March, 1995.






                             /s/ M. Lois Bush        (SEAL)
                                 --------------------
                                 Director


                                    -69-
PAGE

                                                          EXHIBIT 25






                          POWER OF ATTORNEY




          WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company"), will file in March of 1995 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, its annual report on Form 10-K, and

          WHEREAS, the undersigned is a Director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, P. D. Schrickel, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this document this 8th day of March, 1995.






                             /s/ R. C. Gallagher     (SEAL)
                                 --------------------
                                 Director

                                                          EXHIBIT 25






                          POWER OF ATTORNEY




          WHEREAS, WISCONSIN PUBLIC SERVICE CORPORATION, a Wisconsin corporation (hereinafter referred to as the "Company"), will file in March of 1995 with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, its annual report on Form 10-K, and

          WHEREAS, the undersigned is a Director of the Company;

          NOW, THEREFORE, the undersigned hereby constitutes and appoints D. A. Bollom, P. D. Schrickel, and R. H. Knuth or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said annual report on Form 10-K and any and all amendments to said annual report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has executed this document this 8th day of March, 1995.




                /s/ Kathryn M. Hasselblad-Pascale (SEAL)
                    ------------------------------
                    Director